UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         ebank Financial Services, Inc.
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                (Name of Registrant as Specified in Its Charter)

  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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previously. Identify the previous filing by registration statement number, or
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
                         EBANK FINANCIAL SERVICES, INC.
                        2410 PACES FERRY ROAD, SUITE 190
                             ATLANTA, GEORGIA  30339


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



Dear Fellow Shareholder:

     We cordially invite you to attend the 2003 Annual Meeting of Shareholders of ebank Financial Services, Inc., the holding company for ebank. At the meeting, we will report on our performance in 2002 and answer your questions. We look forward to discussing our plans with you. We hope that you can attend the meeting and look forward to seeing you there.

     This letter serves as your official notice that we will hold the meeting on Monday, May 19, 2003 at 4:00 p.m. at our offices at 2410 Paces Ferry Road, Suite 190, Atlanta, Georgia, for the following purposes:

     1.     To elect three members to the board of directors;

     2.     To approve an amendment to our 1998 Stock Incentive Plan; and

     3. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders owning our common stock at the close of business on April 11, 2003 are entitled to attend and vote at the meeting. A complete list of these shareholders will be available at the company's offices prior to the meeting.

     Please use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. Even if you plan to attend the meeting, we encourage you to complete and return the enclosed proxy to us as promptly as possible.


                              By Order of the Board of Directors,


                              /s/ James L. Box
                              James L. Box
                              Chief Executive Officer

Atlanta, Georgia
April 21, 2002

                         EBANK FINANCIAL SERVICES, INC.
                        2410 PACES FERRY ROAD, SUITE 190
                             ATLANTA, GEORGIA 30339

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD ON MAY 19, 2003

     Our board of directors is soliciting proxies for the 2003 Annual Meeting of Shareholders. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. We encourage you to read it carefully.

                               VOTING INFORMATION

     The board set April 11, 2003 as the record date for the meeting. Shareholders owning our common stock at the close of business on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 2,060,639 shares of common stock outstanding on April 7, 2003. A majority of the outstanding shares of common stock represented at the meeting will constitute a quorum. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

     When you sign the proxy card, you appoint James L. Box and Stephen R. Gross as your representatives at the meeting. Mr. Box and Mr. Gross will vote your proxy as you have instructed them on the proxy card. If you submit a proxy but do not specify how you would like it to be voted, Mr. Box and Mr. Gross will vote your proxy for the election to the board of directors of all nominees listed below under "Election of Directors" and for the proposal to amend our 1998 Stock Incentive Plan. We are not aware of any other matters to be considered at the meeting. However, if any other matters come before the meeting, Mr. Box and Mr. Gross will vote your proxy on such matters in accordance with their judgment.

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by signing and delivering another proxy with a later date or by voting in person at the meeting.

     Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that brokers do not vote on some proposals but that they do vote on others are referred to as "broker non-votes" with respect to the proposals not voted upon. A broker non-vote does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. In addition, if a shareholder abstains from voting on a particular proposal, the abstention does not count as a vote in favor of or against the proposal. The directors will be elected by a plurality of the votes cast at the meeting. This means that the three nominees receiving the highest number of votes will be elected. Thus, abstentions and broker non-votes will have no effect on the outcome of the election of directors. Approval of the proposed amendment to the 1998 Stock Incentive Plan will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting.
Accordingly, abstentions and broker non-votes will have the same effect as negative votes with respect to approval of the amendment.

     We are paying for the costs of preparing and mailing the proxy materials and of reimbursing brokers and others for their expenses of forwarding copies of the proxy materials to our shareholders. Our officers and employees may assist in soliciting proxies but will not receive additional compensation for doing so. In addition to solicitation by mail, our officers and regular employees may solicit proxies from shareholders by telephone, telegram or personal interview. We are distributing this proxy statement on or about April 21, 2003.

                     PROPOSAL NO. 1:  ELECTION OF DIRECTORS


          The board of directors is divided into three classes with staggered terms, so that the terms of only approximately one-third of the board members expire at each annual meeting. In connection with the sale of our former subsidiary, Peachtree Capital Corporation, Caroline O. Harless resigned from our board of directors effective December 31, 2002. Subsequent to her resignation, we decreased the size of our board of directors from nine to eight. The current terms of the Class II directors will expire at the meeting. The terms of the Class III directors expire at the 2004 Annual Shareholders Meeting. The terms of the Class I directors will expire at the 2005 Annual Shareholders Meeting. Our directors and their classes are:


          Class I                  Class II                  Class III

     Terry L. Ferrero           Gary M. Bremer           Richard D. Jackson
     Walter Drakeford            Don B. Stout               James L. Box
                               Gregory J. Corona          Stephen R. Gross



     Shareholders will elect three nominees as Class II directors at the meeting to serve three-year terms expiring at the 2006 Annual Meeting of Shareholders.

     The board of directors recommends that you elect Gary M. Bremer, Don B. Stout and Gregory J. Corona as Class II directors.

     If you submit a proxy but do not specify how you would like it to be voted, Mr. Box and Mr. Gross will vote your proxy to elect Mr. Bremer, Mr. Stout, and Mr. Corona. If any of these nominees are unable or fail to accept nomination or election (which we do not anticipate), Mr. Box and Mr. Gross will vote instead for a replacement to be recommended by the board of directors.

NOMINEES FOR DIRECTORSHIPS:

     Gary M. Bremer, age 63, has been one of our directors since our formation in August 1997. From October 1996 until he retired in July 1998, Mr. Bremer was the chairman of Simione Central Holdings, Inc., a publicly traded information systems and management services company in the home health industry. He also served as Simione Central's chief executive officer from October 1996 to April 1997. From 1978 until October 1996, Mr. Bremer served as president and chief executive officer of Central Health Holding Company, Inc. and its subsidiary, Central Health Services, Inc. He is the co-founder and a director for the Foundation for Medically Fragile Children, and a member of the board of directors for the Medal of Honor Foundation, a foundation organized by and under the Congressional Medal of Honor Society of America. Until December 1998, Mr. Bremer was a director of Fayette County Bank. Mr. Bremer was also an organizer and is a director of ebank.

     Don B. Stout, age 66, was appointed to our board of directors in December 2000. Mr. Stout serves as president and chief executive officer of Cordova Realty, Inc. He also serves as chairman and a member of the board of directors of Cordova Realty II, LLC. Prior to joining Cordova Realty, Inc., Mr. Stout had a 32-year career in banking. From 1982 to 1993, he served in various capacities at Georgia Federal Bank, including senior executive vice president, chief banking officer, and chief operating officer. From 1975 to 1979, he was chief operating officer of Home Savings Bank in Reno, Nevada.

     Gregory J. Corona, age 48, was appointed to our board of directors effective March 1, 2002. Mr. Corona is a principal and the chief financial officer of Paladin Capital Partners Fund, a $200 million private equity fund with offices in Atlanta, Georgia and Washington, D.C. From April 2000 until August 2002, Mr. Corona was a senior vice president and chief financial officer of enfoTrust Networks, an Atlanta based technology company. Mr. Corona has held numerous senior management positions including president and chief executive officer of International

Voyager Media and its successor company, ABARTA Media, the largest publisher of travel publications and related media in the United States. Mr. Corona also serves as a director of CompuCredit Corporation Mr. Corona is a 1976 graduate of Michigan State University and earned his master's degree from the University of Detroit in 1979.

OTHER DIRECTORS AND EXECUTIVE OFFICERS:

     Richard D. Jackson, age 65, was named chairman of our board and appointed to serve as a director of ebank on October 26, 2000. Since 1996, Mr. Jackson has worked as a private business consultant. Prior to his consulting business, Mr. Jackson served as chief operations officer from 1993 to 1994 and vice chairman from 1994 to July 1995 of First Financial Management Corporation. From 1974 to 1992, he served as president and chief executive officer of First Georgia Bank and Georgia Federal Bank. Mr. Jackson has served as a director for Schweitzer - Mauduit International, Inc. since 1995. He has served as a director and a co-chairman of the board of Anacomp, Inc. and as a director and the chairman of the board of Asset Management Outsourcing, Inc.

     James L. Box, age 55, serves as one of our directors and as our president and chief executive officer. Mr. Box has over 30 years experience in the financial services industry. He has held several senior level banking positions at Georgia Federal Bank, First Union National Bank and First Georgia Bank. Most recently, Mr. Box served as president and chief executive officer of Ashford Investment Group, a financial services consulting firm he founded in 1997. From 1993 to 1997, Mr. Box was senior vice president and director of corporate development at First Image Management Company, a subsidiary of First Data Corporation. Mr. Box holds degrees from Jacksonville State University and the University of Alabama - Birmingham. He is also a graduate of the Stonier Graduate School of Banking at Rutgers University. Mr. Box attended the Executive Program at the University of North Carolina-Chapel Hill.

     Stephen R. Gross, age 55, has been one of our directors since September 1998. Mr. Gross is a co-founder of HLB Gross Collins, P.C., a full-service CPA firm in Atlanta, Georgia, and has been a member of that firm since 1979. Mr. Gross also serves as a director of Citi-Smith Barney Mutual Funds Family, a $45 billion fund group. Mr. Gross was also an organizer and is a director of ebank.

     Terry L. Ferrero, age 51, has been one of our directors since our formation in August 1997. Since 1991, Mr. Ferrero has served as president and chief executive officer of American Wholesale Building Supply Company, a wholesale distributor of building supplies in Georgia, Alabama, Florida, South Carolina, and Tennessee. From 1976 until he founded American Wholesale in 1991, Mr. Ferrero was a sales executive with the Building Products Division of United States Steel Corporation. Mr. Ferrero was also an organizer and is a director of ebank.

     Walter Drakeford, age 58, was appointed to our board of directors in May 2001. Mr. Drakeford serves as the managing director of Drakeford & Drakeford, P.A. in Washington, D.C., a firm for which he has worked for over 20 years. Mr. Drakeford holds a finance degree from the University of Berlin and a Masters of Business Administration degree from Head University. He also holds a juris doctorate law degree from Thomas Jefferson School of Law.

     Wayne W. Byers, CCM, CPA, age 46, has served as our senior vice president and chief financial officer since December 2000. Mr. Byers served as our financial reporting manager and controller from November 1999 until his promotion to chief financial officer. From 1990 to November 1999, Mr. Byers held management positions in accounting and treasury management with The Prudential Bank and The Prudential Savings Bank, banking units of Prudential Financial, located in Atlanta, Georgia. Mr. Byers is a 1981 graduate of The
University  of  Georgia  and  earned  his  master's  degree  from  Georgia State
University  in  1984.

     Michael J. Curasi, age 52, has served as our Senior Vice President and Senior Credit Officer since October 2002. He joined ebank as a Loan Officer in July of 2002. Mr. Curasi has over 30 years experience as a Commercial Lender, Commercial Loan Manager and Community President. He has served in these capacities at Southeast Bank, Suntrust Bank and Bank of North Georgia. He is a 1972 Graduate of the University of Florida with a degree in Accounting and Finance.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     Executive Compensation. The following table shows the compensation we paid to our chief executive officer, chief financial officer and former senior credit manager of the bank for the years ended December 31, 2002, 2001, and 2000. We did not have any other executive officers who earned total annual compensation, including salary and bonus, in excess of $100,000 in 2002.

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation             Long Term Compensation
                                                    -------------------             ----------------------
                                                                                            Awards
                                                                                            ------
                                                                   Other annual           Securities
Name and Principal Position            Year  Salary ($)   Bonus  compensation ($)   Underlying Options (#)
----------------------------------------------------------------------------------------------------------

James L. Box                           2002  $  150,000          $       9,773 (1)
Chief Executive Officer and President  2001  $  137,500          $      10,608 (1)
                                       2000  $   72,035          $       3,529 (1)                  35,000

Wayne W. Byers                         2002  $  104,083          $       6,429 (2)                   5,000
Chief Financial Officer                2001  $   96,313          $       6,726 (2)                  12,500
                                       2000  $   85,000 (2)                  0                           0

Lawrence W. Bourne                     2002  $   89,519 (3)      $       6,236 (3)                   5,000
Former Senior Credit Officer           2001  $  105,250          $       7,552 (3)                   5,000
                                       2000  $  101,042          $       6,488 (3)

     (1) Includes $7,602, $8,412 and $2,817 in personal automobile expenses and $2,171, $2,196 and $712 in athletic club dues for the years ended December 31, 2002, 2001 and 2000, respectively.

     (2) Includes $6,429 and $6,726 in personal automobile expenses for the years ended December 31, 2002 and 2001. Mr. Byers became Chief Financial Officer effective December 2000.

     (3) Includes $5,111, $6,177 and $5,277 in personal automobile expenses and $1,125, $1,375 and $1,211 in athletic club dues for the years ended December 31, 2002, 2001 and 2000, respectively. Mr. Bourne terminated his employment effective October 31, 2002.

EMPLOYMENT  AGREEMENTS

     In May 2002, we entered into an employment agreement with Mr. Box, our chief executive officer, which includes the following principal terms:

     - Serves as president and chief executive officer of ebank Financial Services, Inc.;

     - Base salary of $150,000, which may be increased by the Board of Directors periodically;

     - Term of one year, which is subject to renewal each year thereafter for additional one year periods until death, disability, termination, or resignation;

     - Opportunity for additional incentive compensation based on criteria to be established by the compensation committee of the board of directors;

     -    Participates  in  retirement,  welfare,  and  other  benefit programs;

     -    Entitled  to  life  and  health  insurance;

     - Receives reimbursement for travel and business expenses and a monthly automobile allowance;

     - During his employment with us and for two years following termination of his employment, Mr. Box may not (i) solicit any of our customers for the purpose of providing any competitive product or service, (ii) solicit or induce any of our employees for employment, or (iii) disclose any of our confidential information;

     - Prohibits Mr. Box from disclosing any of our trade secrets during or after his employment; If Mr. Box is terminated without cause (as defined in the employment agreement), the Company must pay Mr. Box severance compensation in an amount equal to 100% of his then-current monthly base salary each month for 24 months from the date of termination, plus any bonus earned or accrued through the date of termination and a pro rata share of any bonus with respect to the current fiscal year which had been earned as of the date of termination.

     - If a change in control (as defined in the employment agreement) occurs, and either (i) Mr. Box terminates his employment for any reason within either 90 days of the occurrence of a change in control or within 90 days of the one year anniversary of the occurrence of a change in control; or (ii) the Company terminates Mr. Box without cause (as defined in the employment agreement) within 90 days of the occurrence of a change in control, then:

               (a) the restrictive covenants contained in the employment agreement shall not apply after such termination; and

               (b) Mr. Box shall be entitled to the following: (1) any sums due him as base salary and/or reimbursement of expenses through the date of such termination, plus any bonus earned or accrued through the date of termination; and (2) one lump sum payment in an amount equal to his then current annual base salary multiplied by two; and

     - If Mr. Box terminates his employment within 30 days of a change in control or if the Company terminates Mr. Box without cause within 30 days of a change in control, all of the provisions in (a) and (b) above shall apply, except that Mr. Box shall be entitled to receive a lump sum payment in an amount equal to his then current annual base salary multiplied by three.

     In January 2002, we entered into an employment agreement with Mr. Byers, our chief financial officer, which includes the following principal terms:

     -    Serves  as  chief financial officer of ebank Financial Services, Inc.;

     - Base salary of $100,000 in 2002, which may be increased by the Board of Directors periodically;

     - Term of one year, which is extended automatically for additional one year periods unless either party to the agreement provides the other party with written notice 30 days before the expiration of the current term of its or his intention not to renew the agreement;

     - Opportunity for additional incentive compensation based on criteria to be established by the compensation committee of the board of directors;

     -    Participates  in  retirement,  welfare,  and  other  benefit programs;

     -    Entitled  to  life  and  health  insurance;

     - Receives reimbursement for travel and business expenses and a monthly automobile allowance;

     - During his employment with us and for two years following termination of his employment, Mr. Byers may not (i) solicit any of our customers for the purpose of providing any competitive product or service, (ii) solicit or induce any of our employees for employment, or (iii) disclose any of our confidential information;

     - Prohibits Mr. Byers from disclosing any of our trade secrets during or after his employment;

     - If Mr. Byers is terminated without cause (as defined in the employment agreement), the Company must pay Mr. Byers severance compensation in an amount equal to 100% of his then-current monthly base salary each month for three months from the date of termination, plus any bonus earned or accrued through the date of termination and a pro rata share of any bonus with respect to the current fiscal year which had been earned as of the date of termination; and

     - If a change in control (as defined in the employment agreement) occurs, and either (i) Mr. Byers terminates his employment for any reason within either 90 days of the occurrence of a change in control or within 90 days of the one year anniversary of the occurrence of a change in control; or (ii) the Company terminates Mr. Byers without cause (as defined in the employment agreement) within 90 days of the occurrence of a change in control, then:

               (a) the restrictive covenants contained in the employment agreement shall not apply after such termination; and

               (b) if the change in control resulted in a diminution of duties, required relocation or similar grievous action, Mr. Byers shall be entitled to the following: (1) any sums due him as base salary and/or reimbursement of expenses through the date of such termination, plus any bonus earned or accrued through the date of termination; and (2) a lump sum payment in an amount equal to his then current annual base salary multiplied by the original full term (as defined in the employment agreement).

DIRECTOR  COMPENSATION

     We currently pay our directors $300 for each board meeting attended. In addition, we pay our chairman of the board, Richard D. Jackson, $5,000 per month in director's fees. In 2002, we also paid $1,200 on behalf of Mr. Jackson for athletic club dues. Except for airfare, we typically do not reimburse our directors for out-of-pocket expenses they incur in connection with their attendance at meetings. In the past, we have awarded our directors options to purchase our common stock for their service on the board of directors under our 1998 Stock Incentive Plan. In 2001, we issued 12,000 options to each of our directors except for Mr. Box and Mr. Jackson. In January 2003, we issued 12,000 options to Mr. Corona.

OPTION  GRANTS  IN  LAST  FISCAL  YEAR

     The following table sets forth information concerning the grant of stock options to the named executive officers during the year ended December 31, 2002.

                                   PERCENT OF
                     NUMBER OF   TOTAL OPTIONS
                    SECURITIES     GRANTED TO
                    UNDERLYING   DIRECTORS AND    EXERCISE OR
                      OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION
                    GRANTED (#)   FISCAL YEAR*      ($/SH)         DATE
                    -----------  --------------  -------------  ----------

Wayne W. Byers . . .  5,000 (1)           14.2%  $        1.90        2012

Lawrence W. Bourne .  5,000 (2)           14.2%  $        1.65        2012

_______________________________
(1) Mr. Byers's option to purchase 5,000 shares vests equally over a three year period beginning March 25, 2003.
(2) Mr. Bourne's option to purchase 5,000 shares vests equally over a three year period beginning August 5, 2003. Mr. Bourne terminated his employment effective October 31, 2002 and all such options were subsequently cancelled.

* During the year ended December 31, 2002, we granted 35,250 options to purchase our common stock, 33,833 of which were subsequently cancelled.

AGGREGATED  OPTION  EXERCISES  AND  YEAR-END  OPTION  VALUES

     The following table provides information regarding the value of all unexercised options held by the named executive officers at December 31, 2002. During 2002, none of the named executive officers exercised stock options.

                     Number of Unexercised Securities           Value of Unexercised In-the-Money
                Underlying Options at Fiscal year End (#)       Options at Fiscal Year End ($)(1)
                -----------------------------------------    --------------------------------------
Name                Exercisable         Unexercisable            Exercisable        Unexercisable
--------------  ------------------  ---------------------    ------------------  ------------------
James L. Box         23,334                11,666                      0                  0
Wayne W. Byers        4,167                13,333                      0                  0


_______________________________
(1) Based on the closing price of our common stock of $1.35 on December 31, 2002, none of these options were considered to be in-the-money.


EQUITY  COMPENSATION  PLAN  INFORMATION

     The following table sets forth information as to the Company's equity compensation plans as of the end of the Company's 2002 fiscal year:

------------------------------------------------------------------------------------------------------------------
                                                                                           Number of securities
                                                                                         remaining available for
                              Number of securities to be    Weighted-average exercise     future issuance under
                             issued upon exercise of the      price of outstanding      equity compensation plans
                                 outstanding options,         options, warrants and       (excluding securities
                                 warrants and rights                 rights              reflected in column (a))
Plan Category                            (a)                           (b)                         (c)
------------------------------------------------------------------------------------------------------------------
Equity Compensation
Plans approved by security
holders (1)                            216,334                       $  3.17                      3,666
---------------------------  ----------------------------  ---------------------------  --------------------------
Equity Compensation
Plans not approved by
security holders (1)                     N/A                           N/A                         N/A
------------------------------------------------------------------------------------------------------------------

(1) The Company's only equity compensation plan is the 1998 Stock Incentive Plan. The Company does not have any equity compensation plans not approved by shareholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows how much of our common stock is owned by our directors, named executive officers, owners of more than 5% of our common stock and our directors and executive officers as a group as of April 7, 2003. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o ebank Financial Services, Inc., 2410 Paces Ferry Road, Suite 190, Atlanta, Georgia 30339.

     The right to acquire column in the table reflects all shares of common stock that each individual has the right to acquire through the conversion of preferred stock or the exercise of warrants or stock options within 60 days of April 7, 2003. Under SEC rules, securities in the right to acquire column are deemed to be outstanding and to be beneficially owned by the person or group holding those convertible securities when computing the percentage ownership of that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. A person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated, each of the beneficial owners identified possessed sole voting and investment power with respect to all shares beneficially owned.

                                                        RIGHT TO       SHARES BENEFICIALLY
                                        NUMBER OF    ACQUIRE WITHIN   OWNED AS A PERCENTAGE
NAME OF BENEFICIAL OWNER               SHARES OWNED      60 DAYS      OF SHARES OUTSTANDING
-------------------------------------  ------------  ---------------  ----------------------
NBC Capital Corp. Collateral Account
FBO Ronald L. Attkisson . . . . . . .        40,276       325,850(1)                  15.09%
Billy R. Jones. . . . . . . . . . . .        49,710       300,000(2)                  14.51%
Edgar D. Chapman, Jr. (3).. . . . . .        25,351         190,926                    9.50%
Richard D. Jackson (4). . . . . . . .        20,086         136,667                    7.10%
Henry Alperin . . . . . . . . . . . .        19,348       127,440(5)                   6.65%
Tommy Duncan. . . . . . . . . . . . .        17,584       120,000(6)                   6.26%
Walter Drakeford (7). . . . . . . . .        15,391         124,000                    6.34%
Stephen R. Gross (8). . . . . . . . .        37,271          86,857                    5.68%
Attkisson, Carter & Company . . . . .        20,307        99,924(9)                   5.51%
Terry L. Ferrero. . . . . . . . . . .        28,835       86,857(10)                   5.32%
Don Stout (11). . . . . . . . . . . .         9,557          68,000                    3.63%
Gary M. Bremer. . . . . . . . . . . .        29,500       26,857(12)                   2.66%
James L. Box. . . . . . . . . . . . .             0       23,334(13)                   1.12%
Wayne W. Byers. . . . . . . . . . . .             0       10,001(14)                    .48%
Michael J. Curasi . . . . . . . . . .        10,000               0                     .48%
All directors and executive officers
as a group (10) persons . . . . . . .       150,640         562,573                   27.19%

_______________
1. Represents 200,000 shares of preferred stock convertible into 200,000 shares of common stock and currently exercisable warrants to purchase 100,000 shares of common stock. Also includes currently exercisable warrants to purchase 25,850 shares of common stock issued directly to Ronald L. Attkisson. The address of Mr. Attkisson is 4739 Paces Ferry Road, Atlanta, Georgia 30327.

2. Represents 200,000 shares of preferred stock convertible into 200,000 shares of common stock and a currently exercisable warrant to purchase 100,000 shares of common stock. The address of Billy R. Jones is 6001 Liveoak Parkway, Norcross, Georgia 30093.

3. Represents 127,284 shares of preferred stock convertible into 127,284 shares of common stock issued directly to Edgar D. Chapman, Jr. Also includes 25,351 shares of common stock and a currently exercisable warrant to purchase 63,642 shares of common stock issued to Fayette Mortgage Corporation, an entity controlled by Mr. Chapman. The address of Mr. Chapman is 216 Woodruff Way, Peachtree City, Georgia 30269.

4. Mr. Jackson possesses sole voting and investment power with respect to 18,203 shares of common stock, 72,000 shares of preferred stock convertible into 72,000 shares of common stock, a currently exercisable warrant to purchase 36,000 shares of common stock and 16,667 stock options which may be exercised within 60 days of April 7, 2003. Mr. Jackson shares voting and investment power with respect to 1,883 shares of common stock, 8,000 shares of preferred stock convertible into 8,000 shares of common stock and currently exercisable warrants to purchase 4,000 shares of common stock held by Mr. Jackson's wife.

5. Represents 84,960 shares of preferred stock convertible into 84,960 shares of common stock and currently exercisable warrants to purchase 42,480 shares of common stock. The address of Henry Alperin is 1 Eagleton Court, Augusta, Georgia 30909.

6. Represents 80,000 shares of preferred stock convertible into 80,000 shares of common stock and currently exercisable warrants to purchase 40,000 shares of common stock. The address of Tommy Duncan is 554 Duncan Road, Royston, Georgia 30662.

7. As sole trustee for two separate trusts, Mr. Drakeford possesses sole voting and investment power with respect to all shares set forth opposite his name. Represents 9,557 shares of common stock, 40,000 shares of preferred stock convertible into 40,000 shares of common stock and a currently exercisable warrant to purchase 20,000 shares of common stock in one trust, and 5,834 shares of common stock, 40,000 shares of preferred stock convertible into 40,000 shares of common stock and a currently exercisable warrant to purchase 20,000 shares of common stock in the other trust.

8. Represents 40,000 shares of preferred stock convertible into 40,000 shares of common stock, a currently exercisable warrant to purchase 20,000 shares of common stock, a currently exercisable warrant to purchase 22,857 shares of common stock and 4,000 stock options which may be exercised within 60 days of April 7, 2003. Mr. Gross shares voting and investment power with respect to 500 shares of common stock held by his wife.

9. Represents a currently exercisable warrant to purchase 99,924 shares of common stock. The address of Attkisson, Carter & Company is 3060 Peachtree Road, NW, Suite 1475, Atlanta, Georgia 30305.

10. Represents 40,000 shares of preferred stock convertible into 40,000 shares of common stock, a currently exercisable warrant to purchase 20,000 shares of common stock, a currently exercisable warrant to purchase 22,857 shares of common stock and 4,000 stock options which may be exercised within 60 days of April 7, 2003.

11. Mr. Stout shares voting and investment power with respect to 9,557 shares of common stock held jointly with his wife, 40,000 shares of preferred stock convertible into 40,000 shares of common stock held jointly with his wife, and a currently exercisable warrant to purchase 20,000 shares of common stock held jointly with his wife. Mr. Stout possesses sole voting and investment power with respect to 8,000 stock options which may be exercised within 60 days of April 7, 2003.

12. Includes a currently exercisable warrant to purchase 22,857 shares of common stock and 4,000 stock options which may be exercised within 60 days of April 7, 2003.

13. Includes 23,334 stock options which may be exercised within 60 days of April 7, 2003.

14. Includes 10,001 stock options which may be exercised within 60 days of April 7, 2003.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the year ended December 31, 2002, our board of directors held 12 meetings and the board of directors of ebank held 12 meetings. All of our directors and the directors of our bank attended at least 75% of the aggregate number of board meetings and the meetings of each committee on which they served. Our board of directors has also appointed a number of committees, including an audit committee and a compensation committee.

AUDIT COMMITTEE AND REPORT

     The audit committee has the responsibility of reviewing our financial statements and our subsidiary bank's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities, and determining that all audits and examinations required by law are performed. The audit committee also recommends to our board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor's audit plans, and reviews with the independent auditors the results of the audit and management's responses. The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2002. The audit committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61. The audit committee has also received from the independent auditors the written disclosures and the letter required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditor's independence from our company and its management. The audit committee reported its findings to our board of directors. The audit committee's report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and shall not be deemed filed under such acts.

     In reliance on discussions with management and the independent auditors, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on SEC Form 10-KSB for the fiscal year ended December 31, 2002. The audit committee is composed of Mr. Gross, Mr. Drakeford, and Mr. Corona. All of the members of the audit committee are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The audit committee met two times during the year ended December 31, 2002. Our board of directors has adopted a written charter for our audit committee.

                                        AUDIT  COMMITTEE
                                        ----------------

                                        Stephen  R.  Gross
                                        Walter  Drakeford
                                        Gregory  J.  Corona

OTHER  COMMITTEES

     The compensation committee is composed of Messrs. Jackson, Bremer, Stout, Drakeford and Corona. Our compensation committee is responsible for establishing our compensation plans. Its duties include the development with management of all benefit plans for our employees, the formulation of bonus plans, incentive compensation packages, and medical and other benefit plans. The compensation committee did not meet in 2002.

     We do not have a nominating committee or a committee serving a similar function.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of our executive officers has served:

          - as a member of the compensation committee of another entity which has had an executive officer who has served on our compensation committee;

          - as a director of another entity which has had an executive officer who has served on our compensation committee; or

          - as a member of the compensation committee of another entity which has had an executive officer who has served as one of our directors.

                                   AUDIT FEES

     The aggregate fees billed for professional services rendered by Porter Keadle Moore, LLP for the audit of our annual financial statements for the period ended December 31, 2002 and the review of the financial statements included in our quarterly report for the third quarter of our 2002 fiscal year filed on SEC Form 10-QSB totaled $52,500.

     Audit fees billed by Mauldin & Jenkins, LLC for review of the financial statements included in our quarterly reports on SEC Form 10-QSB for the first and second quarters of our 2002 fiscal year totaled $5,000. See the discussion below regarding the change of our independent auditors in September 2002.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not engage the independent auditors to provide, and the independent auditors did not bill for, professional services regarding financial information systems design and implementation during the year ended December 31, 2002.

                                 ALL OTHER FEES

     The aggregate fees billed by Porter, Keadle Moore, LLP for professional services in connection with other non-audit services during our 2002 fiscal year totaled $1,450. These fees included services in connection with the sale of Peachtree Capital Corporation and the Maryland loan production office. The board of directors has considered whether the provision of these services was compatible with maintaining the accountant's independence.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We enter into banking and other transactions in the ordinary course of business with our directors and officers and their family members and affiliates. It is our policy that these transactions be on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. We do not expect these transactions to involve more than the normal risk of collectibility nor present other unfavorable features to us. Loans to individual directors and officers must also comply with our bank's lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of their loan application. We intend for all of our transactions with our directors, officers, and other affiliates to be on terms no less favorable to us than could be obtained from an unaffiliated third party and to be approved by a majority of our disinterested directors.

     On December 27, 2001, we entered into an agreement, which was effective January 2, 2002, to purchase all of the outstanding shares of Peachtree Capital Corporation from Caroline O. and Stephen Harless. We appointed Ms. Harless as a director effective March 1, 2002. We paid $400,000 in cash and agreed to issue 76,792 shares of 9% convertible Series B-1 preferred stock and 76,792 shares of 9% convertible Series B-2 preferred stock. The total value of the Series B-1 and Series B-2 preferred stock was $450,000.

     In connection with the Peachtree Capital Corporation transaction, Peachtree Capital Corporation also entered into a consulting agreement with Harless & Associates, CPA, a company wholly owned by Caroline O. and Stephen Harless, for the retention of the services of Ms. Harless as an independent contractor with Peachtree Capital Corporation for a period of two years. Under this agreement, Harless & Associates, CPA was paid an annual sum equal to 30% of Ms. Harless' gross production for customers of Peachtree Capital Corporation existing on January 2, 2002 and 45% of Ms. Harless' gross production for customers of Peachtree Capital Corporation added after January 2, 2002. However, Harless & Associates, CPA was entitled to a minimum of $125,000 for each year of the agreement. In the event Harless & Associates, CPA was terminated without cause, Harless & Associates, CPA was to receive a monthly severance payment of $10,416.67 per month through the remainder of the two year agreement. In addition to the foregoing, Harless & Associates, CPA was entitled to a bonus of $25,000 if revenues of Peachtree Capital Corporation exceeded $800,000 during the first year of the agreement and an additional bonus of $50,000 if revenues of Peachtree Capital Corporation exceeded $900,000 during the second year of the agreement.

     Peachtree Capital Corporation entered into a two year employment agreement on a commission only basis with Edmund Harless, the father-in-law of our former director, Ms. Harless. In the event Edmund Harless is terminated without cause, Peachtree Capital Corporation must pay Edmund Harless a sum of $4,166.67 per month through the remainder of the two year agreement.

     Peachtree Capital Corporation agreed to pay Harless, Pittman & Associates, CPA's, a company in which our former director Ms. Harless and her husband own equity interests, $7,500 a month through December 31, 2003 for its share of office space, equipment and supplies and staff shared with Harless, Pittman & Associates, CPA's.

     We entered into a definitive agreement, effective as of December 31, 2002, for the sale of all of the outstanding capital stock of Peachtree Capital Corporation to Caroline O. Harless and her husband Steven Harless. In exchange for all of the capital stock of Peachtree Capital Corporation, Caroline O. and Steven Harless, delivered to us (1) 76,792 previously issued shares of our Series B-1 convertible preferred stock valued at $225,000; (2) 76,792 previously issued shares of our Series B-2 convertible preferred stock valued at $225,000; and (3) a cash payment of $578,000. The amount of the consideration was determined based upon arm's length negotiations. In connection with this transaction, Caroline O. Harless resigned from our Board of Directors effective December 31, 2002.

     From the third quarter of 2000 through January 2002, we conducted three private stock offerings. The following directors and persons that beneficially own more than 5% of our common stock participated as investors on the same terms and conditions as other investors and invested the total aggregate amounts as follows: NBC Capital Corp. FBO Ronald Attkisson, a greater than 5% beneficial owner- $509,000; Billy R. Jones, a greater than 5% beneficial owner- $500,000; Edgar D. Chapman, Jr., a greater than 5% beneficial owner- $318,210; Richard D. Jackson, a director and greater than 5% beneficial owner- $180,000 (and an additional $20,000 by Mr. Jackson's wife); Henry Alperin, a greater than 5% beneficial owner- $212,400; Tommy Duncan, a greater than 5% beneficial owner- $200,000; Stephen R. Gross, a director and greater than 5% beneficial owner-
$100,000; Terry L. Ferrero, a director and greater than 5% beneficial owner- $100,000; Don Stout, a director- $100,000 (jointly with his wife); and Walter Drakeford, a director and greater than 5% beneficial owner- $200,000 (in his capacity as a trustee for two separate trusts).

     Attkisson, Carter & Company (formerly, Attkisson, Carter & Akers), a greater than 5% beneficial owner, served as the placement agent for the first two private stock offerings. We paid Attkisson, Carter & Company approximately $600,000 in cash and issued warrants to purchase up to 200,000 shares of our common stock at a price of $4.00 per share to Attkisson, Carter & Company and certain of its employees. In addition, in connection with our acquisition of Peachtree Capital Corporation, we issued to Attkisson, Carter & Company 20,307 shares of our common stock as a finder's fee equal to 7% of the purchase price of the acquisition.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     As required by Section 16(a) of the Securities Exchange Act of 1934, our directors and executive officers and persons that beneficially own more than 10% of our common stock are required to report periodically their ownership of our common stock and any changes in ownership to the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of Forms 3, 4, and 5 and any representations made to us, it appears that the Statement of Changes in Beneficial Ownership on such forms for these persons were filed in a timely fashion during the 2002 fiscal year except as described herein. Stephen R. Gross reported late one purchase transaction last year. Caroline O. Harless, a former director, reported late her appointment as director and reported late one sale transaction last year. Gregory J. Corona reported late his appointment as director.

     Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless we are required to disclose the names of our directors, executive officers and greater than 10% beneficial owners who did not file a Form 5, unless we have obtained a written statement that no filing is required. As of April 7, 2002, we had not received any such written statement from each of Billy Jones, Edgar Chapman and NBC Capital Corp. FBO Ronald L. Attkisson.

                              INDEPENDENT AUDITORS

     We have selected Porter Keadle Moore, LLP to serve as our independent auditors for the year ending December 31, 2003. We do not expect a representative from this firm to attend the annual meeting.

CHANGES IN ACCOUNTANTS

     Effective as of September 16, 2002, Mauldin & Jenkins, LLC resigned as the Company's independent auditors and the Company engaged Porter Keadle Moore, LLP, as its new independent auditors for the fiscal year ending December 31, 2002.

     The reports of Mauldin & Jenkins, LLC on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001, and in the subsequent interim periods, there were no disagreements with Mauldin & Jenkins, LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Mauldin & Jenkins, LLC, would have caused Mauldin & Jenkins, LLC to make reference to any such matters in their reports. During the fiscal years ended December 31, 2000 and December 31, 2001, and in the subsequent interim periods, there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Company provided Mauldin & Jenkins, LLC with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to the Company's Current Report on Form 8-K dated September 17, 2002, is a copy of Mauldin & Jenkins, LLC's letter dated September 16, 2002, stating its agreement with such statements.

     On September 16, 2002, the Company engaged Porter Keadle Moore, LLP, as its independent auditors for the fiscal year ending December 31, 2002, to audit the Company's financial statements. As provided in the Company's Audit Committee Charter, the selection of the new independent auditors was approved by the Audit Committee of the Board. During the Company's two most recent fiscal years and the subsequent interim period preceding the engagement of Porter Keadle Moore, LLP, the Company did not consult Porter Keadle Moore, LLP, on any matter requiring disclosure under Item 304(a)(2) of Regulation S-B.

                     PROPOSAL NO. 2:  APPROVAL OF AMENDMENT
                        TO OUR 1998 STOCK INCENTIVE  PLAN



SUMMARY

     We are asking for your approval of an amendment (the "Amendment"), a copy of which is attached as Annex A, to our 1998 Stock Incentive Plan, as amended
                           -------
(the "Plan"). The Amendment would increase the number of shares of our common stock available under the Plan. Before the Amendment, the number of shares of our common stock available under the Plan was limited to 220,000. Upon approval of the Amendment, the number of shares available would be based on a formula which, subject to certain limitations discussed below, would generally ensure that such amount would be equal to 15% of our issued and outstanding shares of common stock.

     The Amendment makes no additional changes to the Plan.

     Shareholders approved the Plan in May 1999. Shareholder approval is being sought for the Amendment so that we may grant incentive stock options which qualify for certain favorable tax consequences, as described below. On June 17, 2002, our Board of Directors adopted the Amendment and directed that the Amendment be submitted to shareholders for approval at the 2003 Annual Meeting. Approval of the proposed amendment to the 1998 Stock Incentive Plan will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting. Accordingly, abstentions and broker non-votes will have the same effect as negative votes with respect to approval of the amendment. Because directors may receive options under the Plan, they may be deemed to have a personal interest in seeing the Amendment approved.

BACKGROUND AND RATIONALE

     We believe that the issuance of stock options can promote our growth and profitability by providing additional incentives for participants to focus on our long-range objectives. We also believe that stock options help us to attract and retain highly qualified personnel and to link their interests directly to shareholder interests. We have exceeded the number of shares of our common stock authorized under the Plan. Therefore, we ask you to approve this Amendment at the meeting so that we can grant additional incentive stock options.

SUMMARY OF THE PLAN AND THE AMENDMENT

     The following summary of the Plan and Amendment is qualified in its entirety by the text of the Plan, as amended.

     The Plan authorizes the grant to our employees and directors of options to purchase shares of our common stock, par value $.01, from time to time during the term of the Plan. Under the Amendment, the number of shares available for issuance under the Plan will initially be 220,000 and will automatically increase each year beginning on July 1, 2002 and annually thereafter until July 1, 2008 to an amount equal to 15% of the number of shares of our common stock issued and outstanding at that time, except that no such annual increase may exceed 2,000,000 shares. In addition, the Amendment reserves for our Board of Directors the discretion to limit (but not to increase) any such annual increase. Under this formula, and upon approval of the Amendment, the number of shares authorized under the Plan, based upon the first annual adjustment to be retroactively effective as of July 1, 2002, will be equal to 256,187.

     Under the Plan, we may grant either incentive stock options (which qualify for certain favorable tax consequences, as described below) or nonqualified stock options; provided however, that directors who are not also employed by us are only eligible to receive non-qualified stock options under the Plan. The Plan will be administered by a committee consisting of at least two members of the Board of Directors. The committee will determine the employees and directors who will receive options and the number of shares that will be covered by their options.

The committee will also determine the periods of time (not exceeding ten years from the date of grant in the case of an incentive stock option, or five years in the case of an incentive stock option granted to any beneficial owner of more than 10% of our common stock) during which options will be exercisable. However, directors, officers and persons owning more than 10% of our stock may not exercise any option less than six months after the option is granted. The committee will also determine whether termination of an optionee's employment under various circumstances would terminate options granted under the Plan to that person. If granted an option under the Plan, the optionee will receive an option agreement specifying the terms of the options, such as the number of shares of common stock the optionee can purchase, the price per share, when the optionee can exercise the option, and when the option expires. The Plan provides that options will become exercisable immediately upon a change in control of the company.

     The option price per share is an amount to be determined by the Board of Directors, but will not be less than 100% of the fair market value per share on the date of grant (or 110%, in the case of any incentive stock option granted to a beneficial owner of more than 10% of our common stock). As of April 7, 2003, the closing price per share of our common stock as reported on the OTC Bulletin Board was $1.28. Generally, the option price will be payable in full upon exercise. Payment of the option price of any stock option may be made in cash, by delivery of shares of common stock (valued at their fair market value at the time of exercise), or by a combination of cash and stock. We will receive no consideration upon the grant of any option.

     Options generally may not be transferred except by will or by the laws of descent and distribution, and during an optionee's lifetime may be exercised only by the optionee (or by his or her guardian or legal representative, should one be appointed). The grant of an option does not give the optionee any rights of a shareholder until the optionee exercises the option.

     The Board of Directors has the right at any time to terminate or amend the Plan. However, no such action may terminate options already granted or otherwise affect the rights of any optionee under any outstanding option without the optionee's consent. In addition, the Board of Directors may not amend the Plan without shareholder approval if the amendment would (i) increase the total number of shares of common stock issuable pursuant to incentive stock options under the Plan (except in the case of a stock split, merger, or other reorganization) or (ii) change the class of employees eligible to receive incentive stock options under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     There are no federal income tax consequences to the optionee or to us on the granting of options. The federal tax consequences upon exercise will vary depending on whether the option is an incentive stock option or a nonqualified stock option.

     INCENTIVE STOCK OPTIONS. When an optionee exercises an incentive stock option, the optionee will not at that time realize any income, and we will not be entitled to a deduction. However, the difference between the fair market value of the shares on the exercise date and the exercise price will be a preference item for purposes of the alternative minimum tax. The optionee will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an incentive stock option if the shares have been held for at least two years after the option was granted and one year after it was exercised. We will not be entitled to a tax deduction if the optionee satisfies these holding period requirements. The net federal income tax effect to the holder of the incentive stock options is to defer, until the acquired shares are sold, taxation on any increase in the shares' value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

     If the holding period requirements are not met, then upon sale of the shares the optionee generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price stated in the option agreement. Any increase in the value of the shares subsequent to exercise is taxed as long or short-term capital gain to the optionee, depending on the optionee's holding period for the shares. However, if the sale is for a price less than the value of the shares on the date of exercise, the optionee might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, we are entitled to a deduction to the extent of ordinary income recognized by the optionee.

     NONQUALIFIED STOCK OPTIONS. Generally, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the aggregate market price of the shares received upon exercise less the aggregate amount paid for those shares, and we may deduct as an expense the amount of income so recognized by the optionee. The holding period of the acquired shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the market price of the acquired shares on the date of exercise. Any increase in the value of the shares subsequent to the exercise date will be taxed as either long-term or short-term capital gain upon sale of the shares, depending upon the optionee's holding period.

GRANTS MADE SUBJECT TO SHAREHOLDER APPROVAL

     On January 29, 2003, we granted Gregory J. Corona, a director, a stock option to purchase 12,000 shares of our common stock. Because this grant exceeded the total number of shares authorized under the Plan on the grant date by 417 shares, the stock option is conditioned upon shareholder approval of the Amendment with respect to 417 shares. The stock option grant includes the following features:

     -    An  exercise  period  of  10  years;
     - A three year vesting term (vesting in three equal installments beginning on January 29, 2004);
     -    Restrictions  on  transferability;  and
     - An exercise price per share of $1.35, the closing price per share of our common stock as reported on the OTC Bulletin Board on the grant date.

NEW PLAN BENEFITS TABLE

The following table sets forth the number of shares underlying options to be granted to each of the parties named therein pursuant to the 1998 Stock Incentive Plan, as amended:

NEW PLAN BENEFITS

                                           1998 STOCK INCENTIVE PLAN, AS AMENDED
NAME AND POSITION                          DOLLAR VALUE ($)  NUMBER OF OPTIONS
-----------------------------------------  ----------------  ------------------

James L. Box, Chief Executive Officer               (1)             (1)
Wayne W. Byers, Chief Financial Officer             (1)             (1)
Michael J. Curasi, Senior Credit Officer            (1)             (1)
All Executive Officers, as a group                  (1)             (1)
All Non-Executive Directors, as a group             (1) (2)         417 (1) (2)
All Non-Executive Officer Employees, as a
Group                                               (1)             (1)

(1) Because awards granted under the 1998 Stock Incentive Plan, as amended, are determined from time to time by the committee, it is not possible to determine what future awards the committee will grant under the 1998 Stock Incentive Plan.

(2) Please see "Grants Made Subject to Shareholder Approval" above with respect to the common stock underlying the stock option granted to Mr. Corona which are subject to shareholder approval.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                       FOR
                            APPROVAL OF THE AMENDMENT
                        TO THE 1998 STOCK INCENTIVE PLAN.
       PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS
            SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

     If you want us to consider including a proposal in our 2004 proxy statement, you must deliver a written copy of your proposal to our secretary at our principal executive offices no later than December 23, 2003. To ensure prompt receipt by the company, the proposal should be sent certified mail, return receipt requested. Proposals must comply with our bylaws relating to shareholder proposals and must meet the requirements set forth in rules and regulations promulgated by the Securities and Exchange Commission in order to be included in our proxy materials. If you notify us after March 8, 2004, of your intent to present a proposal at our 2004 annual meeting, we will have the right to exercise our discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy material.


A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ACCOMPANIES THE MAILING OF THIS PROXY STATEMENT. IN ADDITION, A COPY OF THE 2002 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO COMMON STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO EBANK FINANCIAL SERVICES, INC., C/O WAYNE W. BYERS, CHIEF FINANCIAL OFFICER, 2410 PACES FERRY ROAD, SUITE 190, ATLANTA, GEORGIA, 30309. THE COMPANY HEREBY UNDERTAKES TO PROVIDE TO ANY RECIPIENT OF THIS PROXY STATEMENT, UPON HIS OR HER REQUEST AND PAYMENT OF A FEE OF $0.25 PER PAGE TO REIMBURSE THE COMPANY FOR ITS EXPENSES IN CONNECTION THEREWITH, A COPY OF ANY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB.

                                     ANNEX A
                                     -------

                             SECOND AMENDMENT TO THE
                                EBANK.COM, INC.

                            1998 STOCK INCENTIVE PLAN

     WHEREAS, the Board of Directors of ebank.com, Inc., a Georgia corporation (the "Company") approved the 1998 Stock Incentive Plan (the "Plan") on September 1, 1998, the Office of Thrift Supervision approved the Plan on January 25, 1999, and the shareholders of the Company approved the Plan on May 3, 1999; and

     WHEREAS, effective September 20, 1999, the Board of Directors approved the First Amendment to the Plan; and

     WHEREAS, effective June 17, 2002, the Board of Directors approved the following amendment to the Plan;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1.     Amendment.  The first paragraph of Section 5.1 of the Plan is
            ---------
amended to read as follows:

     5.1     Limitations. The maximum number of shares that may be issued
             -----------
hereunder shall initially be 220,000. The amount of Stock subject to the Plan shall be increased as of September 20, 1999 and thereafter through and until June 30, 2002 shall automatically be increased each time the Company issues additional shares of Stock so that the total number of shares issuable hereunder shall at all times equal 15% of the then outstanding shares of Stock (rounded down to the nearest whole share), unless in any case the Board of Directors adopts a resolution providing that the number of shares issuable under this Plan shall not be so increased. If for any reason the total number of shares issuable under this Plan exceeds 15% of the then outstanding shares of Stock at any time prior to August 17, 2001 (the third anniversary of the commencement of operations of Commerce Bank), then the number of shares issuable under this Plan shall automatically be reduced to equal 15% of the then outstanding shares of Stock (but only to the extent the shares are not issuable pursuant to outstanding Options), unless the Company obtains approval from the Office of Thrift Supervision that such a reduction is not required. Notwithstanding the above, through and until June 30, 2002, the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 220,000 (other than pursuant to antidilution adjustments) without shareholder approval. Commencing on July 1, 2002 and annually thereafter until July 1, 2008 (each such July 1 referred to herein as an "Adjustment Date"), the maximum number of shares of Stock that may be issued hereunder, whether pursuant to
                                                        -------------------
Incentive Stock Options or non-Incentive Stock Options, shall not exceed (in the
------------------------------------------------------
aggregate) the sum (the "Adjusted Maximum Shares") of:

     (i) the maximum number of shares of Stock that may be issued hereunder in accordance with the terms hereof as of the date immediately preceding such applicable Adjustment Date (the "Pre-Adjustment Maximum Shares"), and

     (ii) the least or lesser (the "Added Shares") of:
              ---------------

          (A) such number of shares by which (I) 15% of the outstanding shares of Stock as of such applicable Adjustment Date (rounded down to the nearest whole share), exceeds (II) the Pre-Adjustment Maximum Shares (if the foregoing calculation in this subparagraph (A) results in a negative number, the result of such calculation shall be deemed to be zero for purposes of this formula),

          (B) two million (2,000,000) shares of Stock (provided that such number of shares shall be adjusted at the same time as, and comparably and proportionately with, each and every antidilution adjustment in the Shares made under Section 5.2 hereof), and

          (C) such number of shares of Stock (which number shall be less than each of (A) and (B)) as determined by the Board with respect to such applicable Adjustment Date, if the Board chooses, in its discretion, to determine any such lesser number with respect to such applicable Adjustment Date.

In addition, the number of shares that may be issued hereunder shall be subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options or non-Incentive Stock Options. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph) may again be optioned under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

     2.     Approval.  Except as hereinabove amended and modified, the Plan is
            --------
approved, ratified, and affirmed without further modification or amendment.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of June 17, 2002, in accordance with the authority provided by the Board of Directors.

                                  ebank.com, Inc.


                                  By:  /s/ James L. Box
                                     -----------------------
                                           James L. Box
                                           President and Chief Executive Officer

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 PROXY SOLICITED FOR ANNUAL MEETING OF SHAREHOLDERS OF EBANK FINANCIAL SERVICES,
                                      INC.
                           TO BE HELD ON MAY 19, 2003

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints James L. Box and Stephen R. Gross, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and vote, as indicated on the reverse side, all of the shares of common stock of ebank Financial Services, Inc. that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 2410 Paces Ferry Road, Suite 190, Atlanta, Georgia 30339, at 4:00 p.m. local time, and at any adjournments, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is acknowledged. These proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as listed on the reverse side.

      - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
      - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

TO VOTE, MARK BLOCKS BELOW IN                            KEEP THIS
BLUE OR BLACK INK AS FOLLOWS:                           PORTION FOR YOUR RECORDS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ebank Financial Services, Inc.

Vote  on  Directors

                                                                 For   Withhold  For All  To withhold authority to vote,
1.  Proposal to elect the three Class II directors to            All     All     Except   mark "For All Except" and
    serve three year terms:                                                               Write the nominee's number on
    01) Gary M. Bremer                                          [   ]   [   ]     [   ]   the line below:
    02) Don B. Stout
    03) Gregory J. Corona                                                                 _________________________

Vote on Amendment to 1998 Stock Incentive Plan

                                                                 For     Against   Abstain
2.  Proposal to approve amendment to 1998 Stock Incentive Plan
                                                                [   ]     [   ]     [   ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "for" Proposal No. 1 to elect three Class II directors to serve on the Board of Directors for three-year terms, "for" Proposal No. 2 to approve the amendment to the 1998 Stock Incentive Plan and, in their discretion, such other business that may properly come before the meeting or any adjournment thereof.

Please sign exactly as name or names appear on your stock certificate. Where more than one owner is shown on your stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity shall give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------   ------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date:          Signature (Joint Owners)
                                        -------                    Date:--------

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                       EXHIBIT A




                                EBANK.COM, INC.

                            1998 STOCK INCENTIVE PLAN

                                EBANK.COM, INC.
                            1998 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

  2.1   Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  2.2   Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
  2.3   Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

ARTICLE III PARTICIPANTS . . . . . . . . . . . . . . . . . . . . . . . . . .  4

ARTICLE IV ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . .  5

  4.1   Duties and Powers of the Committee . . . . . . . . . . . . . . . . .  5
  4.2   Interpretation; Rules. . . . . . . . . . . . . . . . . . . . . . . .  5
  4.3   No Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  4.4   Majority Rule. . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
  4.5   Company Assistance . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE V SHARES OF STOCK SUBJECT TO PLAN. . . . . . . . . . . . . . . . . .  6

  5.1   Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
  5.2   Antidilution . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

ARTICLE VI OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

  6.1   Types of Options Granted . . . . . . . . . . . . . . . . . . . . . .  8
  6.2   Option Grant and Agreement . . . . . . . . . . . . . . . . . . . . .  8
  6.3   Optionee Limitations . . . . . . . . . . . . . . . . . . . . . . . .  8
  6.4   $100,000 Limitation. . . . . . . . . . . . . . . . . . . . . . . . .  8
  6.5   Exercise Price . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  6.6   Exercise Period. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  6.7   Option Exercise. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
  6.8   Nontransferability of Option . . . . . . . . . . . . . . . . . . . . 10
  6.9   Termination of Employment or Service . . . . . . . . . . . . . . . . 11
  6.10  Employment Rights. . . . . . . . . . . . . . . . . . . . . . . . . . 11
  6.11  Certain Successor Options. . . . . . . . . . . . . . . . . . . . . . 11
  6.12  Effect of a Corporate Transaction. . . . . . . . . . . . . . . . . . 11

ARTICLE VII STOCK CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE VIII TERMINATION AND AMENDMENT . . . . . . . . . . . . . . . . . . . 12

  8.1   Termination and Amendment. . . . . . . . . . . . . . . . . . . . . . 12
  8.2   Effect on Grantee's Rights . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE IX RELATIONSHIP TO OTHER COMPENSATION PLANS. . . . . . . . . . . . . 12

ARTICLE X MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . 13

  10.1  Replacement or Amended Grants. . . . . . . . . . . . . . . . . . . . 13
  10.2  Forfeiture for Competition . . . . . . . . . . . . . . . . . . . . . 13
  10.3  Leave of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  10.4  Plan Binding on Successors . . . . . . . . . . . . . . . . . . . . . 14

  10.5  Headings, etc., No Part of Plan. . . . . . . . . . . . . . . . . . . 14
  10.6  Section 16 Compliance. . . . . . . . . . . . . . . . . . . . . . . . 14


EXHIBIT A TO EBANK.COM, INC. 1998 STOCK INCENTIVE PLAN-
  FORM OF STOCK OPTION AGREEMENT

                                EBANK.COM, INC.
                            1998 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                   DEFINITIONS

     As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

     "Board" shall mean the Board of Directors of the Company.
      -----

     "Cause" (i) with respect to the Company or any subsidiary which employs the
      -----
recipient of an Option (the "recipient") or for which such recipient primarily performs services, the commission by the recipient of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Committee shall, in good faith, deem to have resulted in the recipient's becoming unbondable under the Company's or the subsidiary's fidelity bond; (ii) the willful engaging by the recipient in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any subsidiary, monetarily or otherwise, including, but not limited, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries and competing with the Company or its subsidiaries, or soliciting employees, consultants or customers of the Company in violation of law or any employment or other agreement to which the recipient is a party; or (iii) the willful and continued failure or habitual neglect by the recipient to perform his or her duties with the Company or the subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the recipient shall be deemed be "willful" unless done or omitted to be done by recipient not in good faith and without reasonable belief that the recipient's action or omission was in the best interest of the Company and/or the subsidiary. Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the recipient in this Plan. Whether an act constitutes "Cause" under either (i), (ii) or (iii) shall be determined by the Committee in its sole discretion, and its determination shall be binding.

     "Code"  shall  mean  the  United  States  Internal  Revenue  Code  of 1986,
      ----
including effective date and transition rules (whether or not codified). Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

     "Committee" shall mean a committee of at least two Directors appointed from
      ---------
time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board. In selecting the Committee, the Board shall consider (i) the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives, and (ii) the benefits under Rule 16b-3 of having a Committee composed of either the entire Board or a Committee of at least two Directors who are Non-Employee Directors for Options granted to or held by any Section 16 Insider. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee shall mean the Board.

     "Company"  shall  mean  ebank.com,  Inc.,  a  Georgia  corporation.
      -------

     "Change  in  Control"  shall  mean  the  occurrence of any of the following
      -------------------
events: (1) a change in the ownership, holding or power to vote more than 25% of the Company's voting stock, (2) a change in the ownership or possession of the ability to control the election of a majority of the Company's directors,
(3) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Continuing Directors") cease for any reason to constitute at least two-thirds of the members of such Board of Directors, provided that any individual whose election or nomination for election as a member of such Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, or any other form of entity not specifically listed herein. The decision of the Committee about whether a Change in Control has occurred shall be conclusive and binding.

     "Director"  shall  mean  a  member  of  the  Board and any person who is an
      --------
advisory  or  honorary  director  of  the  Company.

     "Employee"  shall  mean a person who constitutes an employee of the Company
      --------
as such term is defined in the instructions to the Form S-8 Registration Statement under the Securities Act of 1933, and also includes non-employees to whom an offer of employment has been extended.

     "Exchange  Act"  shall  mean  the  Securities  Exchange  Act  of 1934.  Any
      -------------
reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

     "Exercise  Price"  shall mean the price at which an Optionee may purchase a
      ---------------
share  of  Stock  under  a  Stock  Option  Agreement.

     "Fair  Market  Value" on any date shall mean (i) the closing sales price of
      -------------------
the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the thirty-day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open;
(ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and future earnings.

     "Grantee"  shall  mean  a  person  who  is  an  Optionee.
      -------

     "Incentive  Stock Option" shall mean an option to purchase any stock of the
      -----------------------
Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

     "Non-Employee  Director"  shall  have  the  meaning set forth in Rule 16b-3
      ----------------------
under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the Securities and Exchange Commission.

     "Officer" shall mean a person who constitutes an officer of the Company for
      -------
the purposes of Section 16 of the Exchange Act, as determined by reference to such Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect thereto of the Securities and Exchange Commission, as the same may be in effect or set forth from time to time.

     "Option" shall mean an option, whether or not an Incentive Stock Option, to
      ------
purchase  Stock  granted  pursuant  to  the  provisions  of  Article  VI hereof.

     "Optionee"  shall  mean  a  person  to  whom  an  Option  has  been granted
      --------
hereunder.

     "Parent"  shall  mean  any  corporation  (other  than  the  Company  or  a
      ------
Subsidiary) in an unbroken chain of corporations ending with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the Company or a Subsidiary owns stock possessing 50% or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

     "Permanent  and  Total  Disability" shall have the same meaning as given to
      ---------------------------------
that term by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

     "Plan"  shall mean the ebank.com, Inc. 1998 Stock Incentive Plan, the terms
      ----
of  which  are  set  forth  herein.

     "Purchasable"  shall  refer  to Stock which may be purchased by an Optionee
      -----------
under the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

     "Qualified  Domestic  Relations  Order" shall have the meaning set forth in
      -------------------------------------
the Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

     "Section 16 Insider" shall mean any person who is subject to the provisions
      ------------------
of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

     "Stock"  shall  mean  the  Common  Stock, par value $0.01 per share, of the
      -----
Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

     "Stock Option Agreement" shall mean an agreement between the Company and an
      ----------------------
Optionee under which the Optionee may purchase Stock hereunder, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

     "Subsidiary"  shall  mean  any  corporation  (other than the Company) in an
      ----------
unbroken chain of corporations beginning with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE II
                                    THE PLAN

     2.1     Name.  This  Plan  shall  be  known  as "ebank.com, Inc. 1998 Stock
             ----
Incentive  Plan."

     2.2     Purpose. The purpose of the Plan is to advance the interests of the
             -------
Company, its Subsidiaries, and its shareholders by affording Employees and Directors of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options is to promote the growth and profitability of the Company and its Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

     2.3     Effective  Date.  The  Plan  shall become effective on September 1,
             ---------------
1998; provided, however, that if the shareholders of the Company have not approved the Plan on or prior to the first anniversary of such effective date, then all options granted under the Plan shall be non-Incentive Stock Options. If, at the time of any amendment to the Plan, shareholder approval is required by the Code for Incentive Stock Options and such shareholder approval has not been obtained (or is not obtained within 12 months thereof), any Incentive Stock Options issued under the Plan shall automatically become options which do not qualify as Incentive Stock Options.


                                  ARTICLE III
                                  PARTICIPANTS

     The class of persons eligible to participate in the Plan shall consist of all Directors and Employees of the Company or any Subsidiary, provided that the grant of any Option to a non-employee to whom an offer of employment has been extended shall be conditioned upon that individual's acceptance of employment.

                                   ARTICLE IV
                                 ADMINISTRATION

     4.1     Duties and Powers of the Committee.  The Plan shall be administered
             ----------------------------------
by the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options in accordance with the provisions of the Plan and may grant Options singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority to determine those individuals to whom Options will be granted, the number of shares of Stock subject to each Option, such other matters as are specified herein, and any other terms and conditions of a Stock Option Agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options under the Plan to any person who is an Employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option in exchange for the grant of a new Option, and shall have the authority to amend or modify an outstanding Stock Option Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

     4.2     Interpretation;  Rules.  Subject  to  the express provisions of the
             ----------------------
Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply with or to conform to any federal, state, or local laws or regulations. If an option granted under the Plan is intended to be an Incentive Stock Option but does not qualify as an Incentive Stock Option for any reason, then the option granted shall remain valid but shall be a non-Incentive Stock Option.

     4.3     No  Liability.  Neither  any  member of the Board nor any member of
             -------------
the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option granted hereunder.

     4.4     Majority  Rule.  A  majority  of the members of the Committee shall
             --------------
constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5     Company  Assistance.  The  Company  shall  supply  full  and timely
             -------------------
information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                    ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

     5.1     Limitations.  Subject  to  any  antidilution adjustment pursuant to
             -----------
the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued hereunder shall be 220,000. The number of shares of Stock available for issuance hereunder shall automatically increase on the first trading day each calendar year beginning January 1, 1999, by an amount equal to 3% of the shares of Stock outstanding on the trading day immediately preceding January 1; but in no event shall any such annual increase exceed 75,000 shares (subject to adjustment under Section 5.2) and, without the approval of the Office of Thrift Supervision, in no event shall the total number of shares available under the Plan exceed 15% of the number of outstanding shares of Stock. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options or non-Incentive Stock Options, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article VIII, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 220,000 (other than pursuant to antidilution adjustments) without shareholder approval. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph) may again be optioned under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

     If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

     5.2     Antidilution.
             ------------

          (a) If (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (y) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

               (i) the aggregate number and kind of shares of Stock for which Options may be granted hereunder shall be adjusted proportionately by the Committee; and

               (ii) the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options shall be adjusted proportionately by the Committee.

          (b) If the Company shall be a party to any reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its sole discretion, may (but is not required to):

               (i) notwithstanding other provisions hereof, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and that all such Options shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period; and/or

               (ii) notify all Grantees that all Options granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options issued by such successor corporation.

          (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders.

          (d) The adjustments described in paragraphs (a) through (c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Board or the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article V shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE VI
                                    OPTIONS

     6.1     Types  of  Options  Granted.  The  Committee  may, under this Plan,
             ---------------------------
grant either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2     Option Grant and Agreement.  Each Option granted hereunder shall be
             --------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, and whether the Option is intended to be an Incentive Stock
Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders. Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     6.3     Optionee  Limitations.  The  Committee shall not grant an Incentive
             ---------------------
Stock Option to any person who, at the time the Incentive Stock Option is granted:

          (a) is not an employee of the Company or any of its Subsidiaries (as the term "employee" is defined by the Code); or

          (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Company or of any Parent or Subsidiary.

     6.4     $100,000 Limitation.  Except as provided below, the Committee shall
             --------------------
not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Parent or Subsidiary,
such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification
                         --------
of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this
Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5     Exercise  Price.  The  Exercise  Price of the Stock subject to each
             ---------------
Option  shall  be  determined  by  the  Committee.  Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option or a non-Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted (or in the case of an Incentive Stock Option that is subsequently modified, on the date of such modification).

     6.6     Exercise  Period.  The  period  for  the  exercise  of  each Option
             ----------------
granted hereunder shall be determined by the Committee, but the Stock Option Agreement with respect to each Option intended to be an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option.

     6.7     Option  Exercise.
             ----------------

          (a)     Unless  otherwise  provided  in  the Stock Option Agreement or
Section 6.6 hereof, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares that have become so Purchasable are less than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option. For so long as required by the Office of Thrift Supervision, the Committee shall prescribe a vesting period for each Option of no less than three years, which may be subject to acceleration in the event of a Change in Control.

          (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, in the Company's discretion all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Board may provide in a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations. Notwithstanding the above, the Company shall not be obligated to accept tender of shares of Stock as payment of the Exercise Price if doing so would result in a charge to the Company's earnings for financial reporting purposes.

          (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee any Stock Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8     Nontransferability  of  Option.  Other  than  as provided below, no
             ------------------------------
Option shall be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and, during the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed). However, a non-Incentive Stock Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

     6.9     Termination of Employment or Service.  The Committee shall have the
             ------------------------------------
power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant thereof.
Unless a Stock Option Agreement specifically provides otherwise, in the event the recipient of an Option is terminated from his or her employment or other service to the Company or its subsidiaries for Cause, Options, whether vested or unvested, granted to such person shall terminate immediately and shall not thereafter be exercisable.

     6.10     Employment  Rights.  Nothing  in  the  Plan or in any Stock Option
              ------------------
Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

     6.11     Certain  Successor  Options.  To  the extent not inconsistent with
              ---------------------------
the terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article VI, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

     6.12     Effect  of  a  Change  in  Control.  All  Options,  to  the extent
              ----------------------------------
outstanding at the time of a Change in Control but not otherwise fully exercisable, shall automatically accelerate so that the Options shall, immediately prior to the effective date of the Change in Control, become exercisable for all shares at the time subject to such Options and may be exercised for any or all of those shares as fully vested shares of Stock.


                                  ARTICLE VII
                               STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

     Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Stock pursuant to Options shall relieve the Company of any liability with respect to the non-issuance or sale of the Stock as to which such approval shall not have been obtained.
However,  the  Company  shall use its best efforts to obtain all such approvals.


                                  ARTICLE VIII
                            TERMINATION AND AMENDMENT

     8.1     Termination  and  Amendment.  The  Board  may  at any time amend or
             ---------------------------
terminate the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

          (a) Increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan, except as contemplated in Section 5.2 hereof; or

          (b)   Change  the  class  of  employees  eligible to receive Incentive
Stock  Options  that  may  participate  in  the  Plan.

     8.2     Effect  on  Grantee's  Rights.  No  termination,  amendment,  or
             -----------------------------
modification of the Plan shall affect adversely a Grantee's rights under a Stock Option Agreement without the consent of the Grantee or his legal representative.


                                   ARTICLE IX
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its Subsidiaries.

                                    ARTICLE X
                                  MISCELLANEOUS

     10.1     Replacement  or  Amended  Grants.  At  the  sole discretion of the
              --------------------------------
Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options and grant new Options in substitution for them. However no modification of an Option shall adversely affect a Grantee's rights under a Stock Option Agreement without the consent of the Grantee or his legal representative.

     10.2     Forfeiture  for  Competition.  If a Grantee provides services to a
              ----------------------------
competitor of the Company or any of its Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an Employee, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, subject in each case to a determination to the contrary by the Committee.

     10.3     Leave of Absence.  Unless provided otherwise in a particular Stock
              ----------------
Option Agreement, the following provisions shall apply upon an Optionee's commencement of an authorized leave of absence:

     (a) The exercise schedule in effect for such Option shall be frozen as of the first day of the authorized leave, and the Option shall not become exercisable for any additional installments of shares of Stock during the period Optionee remains on such leave.

     (b) Should the Optionee resume active Employee status within 60 days after the start date of the authorized leave, Optionee shall, for purposes of the applicable exercise schedule, receive service credit for the entire period of such leave. If the Optionee does not resume active Employee status within such 60-day period, then no service credit shall be given for the entire period of such leave.

     (c) If the Option is an Incentive Stock Option, then the following additional provision shall apply:

               If the leave of absence continues for more than three months, then the Option shall automatically convert to a non-Incentive Stock Option under the Federal tax laws upon the expiration of such three-month period, unless the Optionee's reemployment rights are guaranteed by statute or written agreement. Following any such conversion of the Option, all subsequent exercises of the Option, whether effected before or after Optionee's return to active Employee status, shall result in an immediate taxable event, and the Company shall be required to collect from Optionee the Federal, state and local income and employment withholding taxes applicable to such exercise.

     (d) In no event shall the Option become exercisable for any additional shares or otherwise remain outstanding if Optionee does not resume Employee status prior to the Expiration Date of the option term.

     10.4     Plan  Binding  on  Successors.  The Plan shall be binding upon the
              -----------------------------
successors  and  assigns  of  the  Company.

     10.5     Headings,  etc.,  No  Part  of  Plan.  Headings  of  Articles  and
              ------------------------------------
Sections hereof are inserted for convenience and reference; they do not constitute part of the Plan.

     10.6     Section  16  Compliance.  With  respect  to  Section  16 Insiders,
              -----------------------
transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Committee. In addition, if necessary to comply with Rule 16b-3 with respect to any grant of an Option hereunder, and in addition to any other vesting or holding period specified hereunder or in an applicable Stock Option Agreement, any Section 16 Insider acquiring an Option shall be required to hold either the Option or the underlying shares of Stock obtained upon exercise of the Option for a minimum of six months.

                                  EXHIBIT A to
                                 ebank.com, Inc.
                           1998 Stock Incentive Plan -
                         Form of Stock Option Agreement


                                EBANK.COM, INC.
                             STOCK OPTION AGREEMENT

     THIS  STOCK  OPTION  AGREEMENT  (this "Agreement"), entered into as of this
      day  of,                ,  by  and  between  ebank.com,  Inc.,  a  Georgia
----          ---------------
corporation  (the  "Company"),  and                (the  "Optionee").
                                    --------------

     WHEREAS, on September 1, 1998, the Board of Directors of the Company adopted a Stock Incentive Plan known as the "ebank.com, Inc. 1998 Stock Incentive Plan" (the "Plan"), and recommended that the Plan be approved by the Company's shareholders; and

     WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

     WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

     NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

     1.  Incorporation  of  Plan.  This  option  is  granted  pursuant  to  the
         -----------------------
provisions of the Plan and the terms and definitions of the Plan are incorporated herein by reference and made a part hereof. A copy of the Plan has been delivered to, and receipt is hereby acknowledged by, the Optionee.

     2.  Grant  of  Option.  Subject to the terms, restrictions, limitations and
         -----------------
conditions stated herein, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value per share (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Section 8, 9, or 10 hereof. Schedule A states whether the Option is intended to be an Incentive Stock Option.

     3.  Purchase Price.  The price per share to be paid by the Optionee for the
         --------------
shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined below).

     4.  Exercise Terms.  The Optionee must exercise the Option for at least the
         --------------
lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

     5.  Option Non-Transferable.  Other than as provided below, no Option shall
         -----------------------
be transferable by an Optionee other than by will or the laws of descent and distribution or, in the case of non-Incentive Stock Options, pursuant to a Qualified Domestic Relations Order, and, during the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed). However, a non-Incentive Stock Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

     6.  Notice  of  Exercise  of  Option.  This  Option may be exercised by the
         --------------------------------
Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 hereof to the attention of the President, the Chief Operating Officer or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 hereof, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     7.  Adjustment in Option.  The number of Shares subject to this Option, the
         --------------------
Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

     8.  Termination  of  Employment.
         ---------------------------

     (a) Except as otherwise specified in Schedule A hereto, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for Cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     (b) Except as specified in Schedule A attached hereto, in the event of a termination of the Optionee's employment that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

     (c) Unless and to the extent otherwise provided in Exhibit A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement provided that, on the date which is three months after the date of retirement, the Options will become void and unexercisable unless on the date of retirement the Optionee enters into a noncompete agreement with ebank.com, Inc. and continues to comply with such noncompete agreement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

     9.  Disabled  Optionee.  In  the event of termination of employment because
         ------------------
of the Optionee's Permanent and Total Disability, the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option, to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     10.  Death  of  Optionee.  Except as otherwise set forth in Schedule A with
          -------------------
respect  to  the  rights  of  the  Optionee upon termination of employment under
Section 8(a) above, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three months after a termination of such employment (if such termination was neither (i) for Cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 5 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable hereunder at the date of such termination.

     11.  Date  of  Grant.  This Option was granted by the Committee on the date
          ---------------
set  forth  in  Schedule  A  (the  "Date  of  Grant").

     12.  Compliance  with  Regulatory  Matters.  The Optionee acknowledges that
          -------------------------------------
the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company.
The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

     13.  Restriction  on  Disposition of Shares.  The shares purchased pursuant
          --------------------------------------
to the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

     14.  Miscellaneous.
          -------------

     (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

     (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

     (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 2410 Paces Ferry Road, Atlanta, Georgia 30309, or at such other addresses that the parties provide to each other in accordance with the notice requirements hereof.

     (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

     IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.

EBANK.COM, INC. OPTIONEE

By:                                   By:
     -------------------------------       --------------------------------
     Name:                                 Name:
     Title:                                Address:

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                                EBANK.COM, INC.
                                      AND
                          ____________________________


                            Dated: __________________


1.     Number  of  Shares  Subject  to  Option:                  Shares.
       ---------------------------------------   ---------------

2.     This  Option  (Check  one) [  ] is [  ] is not an Incentive Stock Option.
       ------------                    --      ---------------------------------

3.     Option  Exercise  Price:  $       per  Share.
       -----------------------     -----

4.     Date  of  Grant:
       ---------------   -------------------

5.     Option  Vesting  Schedule:
       -------------------------

          Check  one:

          ( ) Options are exercisable with respect to all shares on or after the date hereof
          ( ) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                    No.  of  Shares                    Vesting  Date
                    ---------------                    -------------

6.     Option  Exercise  Period:
       ------------------------

          Check  One:

          ( )  All  options expire and are void unless exercised on or before
               _______________,  19.
          ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                    No.  of  Shares                    Expiration  Date
                    ---------------                    ----------------



7.     Effect  of  Termination of Employment of Optionee (if different from that
       -------------------------------------------------
       set forth in Sections 8 and 10 of the Stock Option Agreement):

                                   SCHEDULE B

                               NOTICE OF EXERCISE


     The undersigned hereby notifies ebank.com, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase____ shares of the Company's common stock, no par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _______________________, 19____. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $_______________ payable to the Company, and/or (2) _______________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the ebank.com, Inc. 1998 Stock Incentive Plan) as of the date hereof of $________________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the ebank.com, Inc. 1998 Stock Incentive
Plan).

          IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _______ day of_____________, ____________.

                                          OPTIONEE [OR OPTIONEE'S ADMINISTRATOR,
                                          EXECUTOR OR PERSONAL REPRESENTATIVE]



                                          --------------------------------------
                                          Name:
                                          Position (if other than Optionee):

                                                                       EXHIBIT B

                             FIRST AMENDMENT TO THE
                                 EBANK.COM, INC.
                            1998 STOCK INCENTIVE PLAN

     WHEREAS, the Board of Directors of ebank.com, Inc., a Georgia corporation (the "Company") approved the 1998 Stock Incentive Plan (the "Plan") on September 1, 1998, the Office of Thrift Supervision approved the Plan on January 25, 1999, and the shareholders of the Company approved the Plan on May 3, 1999; and

     WHEREAS, effective September 20, 1999, the Board of Directors approved the following amendment to the Plan;

     NOW,  THEREFORE,  the  Plan  is  hereby  amended  as  follows:

     1.     Amendment.
            ---------

          a. The first paragraph of Section 5.1 of the Plan is amended to read as follows:

          5.1     Limitations.  The maximum number of shares that may be issued
                  -----------
     hereunder shall initially be 220,000. The amount of Stock subject to the Plan shall be increased as of September 20, 1999 and thereafter shall automatically be increased each time the Company issues additional shares of Stock so that the total number of shares issuable hereunder shall at all times equal 15% of the then outstanding shares of Stock, unless in any case the Board of Directors adopts a resolution providing that the number of shares issuable under this Plan shall not be so increased. If for any reason the total number of shares issuable under this Plan exceeds 15% of the then outstanding shares of Stock at any time prior to August 17, 2001 (the third anniversary of the commencement of operations of Commerce Bank), then the number of shares issuable under this Plan shall automatically be reduced to equal 15% of the then outstanding shares of Stock (but only to the extent the shares are not issuable pursuant to outstanding Options), unless the Company obtains approval from the Office of Thrift Supervision that such a reduction is not required. Notwithstanding the above, the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 220,000 (other than pursuant to antidilution adjustments) without shareholder approval. In addition, the number of shares that may be issued hereunder shall be subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options or non-Incentive Stock Options. Shares subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph) may again be optioned under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

          b. The first paragraph of Section 8.1 is amended to read as follows:

          8.1     Termination  and Amendment. The Board may at any time amend or
                  --------------------------
     terminate the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

     2.     Approval.  Except  as  hereinabove amended and modified, the Plan is
            --------
approved, ratified, and affirmed without further modification or amendment.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of September 20, 1999, in accordance with the authority provided by the Board of Directors.

                                        ebank.com, Inc.


                                        By:  /s/ Richard A. Parlontieri
                                             --------------------------
                                                  Title: President